Exhibit 99.3

ALTERNATE MARKETING NETWORKS, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

	THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement"), is effective as of February 14, 2003, by and between Alternate Marketing Networks, Inc., a Delaware corporation (the "Corporation"), and Adil Khan ("Optionee").

RECITAL

WHEREAS, the Corporation desires to grant a stock option to Optionee pursuant to and in accordance with that certain 1995 Long-Term Incentive and Stock Option Plan of the Corporation (the "Stock Option Plan") (any and all capitalized terms used, and not otherwise defined, in this Agreement shall have the meaning(s) ascribed to such term(s) in the Stock Option Plan); and

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the agreements, representations, warranties, covenants, and other provisions contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
THE OPTION

1.1	Grant of Option.  The Corporation hereby grants to Optionee, effective as of the date first written above (the "Date of Grant"), the right and option (collectively, the "Option") to purchase all or any part of 1,700,000 shares, par value $0.01 per share (the "Option Shares"), of common stock of the Corporation ("Common Stock"), at an exercise price of $0.50 per share (the "Exercise Price") pursuant and subject to and in accordance with the provisions of this Agreement.

1.2	Duration, Vesting, and Exercise of the Option.

(a)	Duration.  The Option shall terminate ten (10) years after
the Date of Grant.

(b)	Vesting and Exercise.  The Option shall be shall be
exercisable only in accordance with the vesting provisions contemplated by the vesting schedule attached hereto as Schedule 2(b). During the lifetime of Optionee, the Option shall be exercisable only by Optionee and shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution.

1.3	Manner of Exercise.

(a)  	Subject to the other provisions of this Agreement, Optionee
may at any time, or from time to time, exercise the Option, on any business day, for any or all of the Option Shares exercisable under this Agreement. In order to exercise the Option, Optionee shall (i) deliver to the Corporation, at the address listed in (or, if applicable, provided pursuant to) Section 3.8 of this Agreement, writ-ten notice of the election of Optionee to exercise the Option, duly executed by Optionee or the duly authorized agent or attorney of Optionee, in substantially the form attached hereto as Exhibit A (each, an "Exercise Notice"), which shall be irrevocable and shall specify the number of Option Shares to be purchased and (ii) pay to the Corporation an amount equal to (x) the number of Option Shares being purchased upon any exercise of the Option multiplied by (y) the Exercise Price (the "Aggregate Exercise Price") (the date on which any such delivery and payment shall be made, the "Exercise Date").

(b)	Upon receipt by the Corporation of such Exercise Notice and
Aggregate Exercise Price, the Corporation shall, as promptly as practicable, and in any event within two (2) Business Days after the Exercise Date, deliver to Optionee (or the escrow agent, as applicable,) a certificate or certificates (the "Exercised Option Share Certificate(s)") representing the aggregate number of full shares of the Common Stock purchased by Optionee pursuant to the exercise of the Option (the "Exercised Option Shares") together with cash in lieu of any fractional share, as hereinafter provided. The Exercised Option Share Certificate(s) so delivered shall be, to the extent possible, (i) issued in the name of Optionee and (ii) in such denomination(s) as Optionee may reasonably request in the Exercise Notice. The Corporation shall register the Exercised Option Shares in the books and records of the Corporation in the name of Optionee. The Option shall be deemed to have been exercised, such Exercised Option Share Certificate(s) shall be deemed to have been transferred, and Optionee shall be deemed to have become the holder and owner of record of such Exercised Option Shares for all purposes as of the Exercise Date.

(c)	Payment of the Aggregate Exercise Price may be made as
follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check, bank draft, or postal or express money order payable to the order of the Corporation; or (ii) by surrender by Optionee of a number of shares of Common Stock, which shares of Common Stock have been owned and held by Optionee for at least six (6) months prior to the Exercise Date, equal to the quotient obtained by dividing (A) the Aggregate Exercise Price payable with respect to the portion of the Option Shares then being exercised by (B) the fair market value per share of Common Stock on and as of the Exercise Date.

(d)	If the Option shall have been exercised in part, the
Corporation shall, at the time of delivery of the Exercised Option Share Certificate(s) representing the Exercised Option Shares being transferred, deliver to Optionee a new option evidencing the rights of Optionee to purchase the unexercised Option Shares under the Option. Such new option shall be identical to the Option in all other respects.

1.4	Effect of Termination With Cause or Death of Optionee.

(a)	Termination With Cause.  If Optionee shall be terminated or
constructively terminated, in each case with Cause (as defined in that certain Employment Agreement, effective as of August 1, 2002, by and between the Corporation and Optionee (the "Employment Agreement")) as the Chief Executive Officer of the Corporation and/or any subsidiary of the Corporation, if any, the Option shall be terminated as of the date of such termination(s).

(b)	Death.  If Optionee shall die while employed as the Chief
Executive Officer of the Corporation and/or any subsidiary of the Corporation, if any, and Optionee shall not have fully exercised the Option, the Option may be exercised at any time within twelve (12) months after the death of Optionee by the personal representatives or the estate administrators of Optionee, as applicable, or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of shares Optionee was entitled to purchase under the Option as of the date of death; provided, however, that in no event shall the Option be exercisable after the expiration of the term set forth in
Section 1.2(a) of this Agreement.

ARTICLE II
DIVIDENDS, DISTRIBUTIONS, DIVISIONS, SUBDIVISIONS,
COMBINATIONS, AND ADJUSTMENTS

2.1	General.  The Option, number of Option Shares, and Exercise
Price, shall be subject to adjustment(s) from time to time as set forth in this Article II.

2.2	Dividends, Subdivisions, and Combinations.  If at any time the
Corporation shall (a) pay any dividend or make any distribution with respect to shares of Common Stock that is paid or made in additional shares of Common Stock, (b) subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (c) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (i) the number of shares of Common Stock for which the Option is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which the Option is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price immediately prior to the adjustment, multiplied by the number of shares of Common Stock for which the Option is exercisable immediately prior to the adjustment, divided by (B) the number of shares of Common Stock for which the Option is exercisable immediately after such adjustment. An adjustment made pursuant to this Section 2.2 shall become effective immediately after the record date in the case of any dividend, distribution, subdivision, or combination. An adjustment shall be made successively whenever any such dividend, distribution, division, subdivision, or combination is made.

2.3	Reorganization, Reclassification, Merger, Consolidation, or
Disposition of Assets. If the Corporation shall reorganize the capital of the Corporation, reclassify the capital stock of the Corporation, merge or consolidate with or into another entity (where the Corporation is not the surviving entity or where there is a change in or distribution with respect to the shares of Common Stock), enter into a statutory share exchange, or sell, transfer, or otherwise dispose of all or substantially all of the property, assets, or business of the Corporation to another entity and, pursuant to the terms of such reorganization, reclassification, merger, consolidation, exchange, or disposition of assets, shares of capital stock of the successor or acquiring entity, or any cash, shares of capital stock, or other securities or property of any nature whatsoever (including, without limitation, options or other subscription or purchase rights) (collectively, "Other Property"), are to be received by or distributed to holders of shares of Common Stock, then Optionee shall have the right thereafter to receive, upon exercise of the Option and in lieu of shares of Common Stock, the number of shares of capital stock of the successor or acquiring entity of the Corporation (if any), and/or Other Property receivable, as applicable, upon or as a result of such reorganization, reclassification, merger, consolidation, or disposition of assets, by a holder of the number of shares of Common Stock for which the Option is exercisable immediately prior to such event. The foregoing provisions of this Section 2.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or dispositions of assets.

2.4	Other Provisions Applicable to Adjustments Under this Article II.
The following provisions shall be applicable to the adjustments provided for pursuant to this Article II:

(a)	When Adjustments To Be Made.  The adjustments required by
this Article II shall be made whenever and as often as any specified event requiring such adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing the adjustments under this Article II, fractional interests in shares of Common Stock shall be taken into account to the nearest 1/100th of a share.

(b)	When Adjustment Not Required.  If the Corporation shall
take a record of the holders of shares of Common Stock for the purpose of entitling them to receive a dividend or distribution to which the provisions of Section 2.2 would apply, but shall, thereafter and before the distribution to the stockholders of the Corporation thereof, legally abandon such plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(c)	Notice of Adjustments.  Whenever the Exercise Price or
number of Option Shares issuable upon exercise of the Option is adjusted pursuant to the provisions of this Article II, the Corporation shall promptly mail to Optionee, by first class, postage paid, a notice of the adjustment and a certificate from the Corporation briefly stating the facts requiring the adjustment and the manner of computing it. The Corporation shall keep at the principal office(s) of the Corporation copies of all such certificates and cause the same to be available for inspection at such office(s) during normal business hours by Optionee or any prospective transferee of the Option designated by Optionee thereof. Whenever the Corporation is required to make a determination under this Article II, such determination shall be made in good faith and may be challenged in good faith by Optionee and any dispute shall be resolved, at the prevailing party's expense, by an investment banking firm of recognized national standing, selected by Optionee and acceptable to the Corporation.

2.5	Notices of Corporate Action.  In the event of (a) any taking by the Corporation of a record of the holders of shares of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Corporation (including, without limitation, any transaction specified in Section 2.3 of this Agreement), any reclassification or recapitalization of the capital stock of the Corporation or any consolidation or merger involving the Corporation and any other person or entity, or any transfer or other disposition of all or substantially all of the assets of the Corporation to another person or entity, or (c) any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the Corporation shall provide prior written notice of such event described in clauses (a), (b), and (c) in accordance with Section 3.8 of this Agreement within two (2) business days of the Corporation having knowledge of such event(s).

ARTICLE III
MISCELLANEOUS

3.1	The Stock Option Plan.  The Option is issued pursuant to and in accordance with the Stock Option Plan and is subject to the provisions of the Stock Option Plan. The Stock Option Plan is available for inspection by the Optionee during regular business hours at the principal office(s) of the Corporation.

3.2	Limitations.  This Agreement shall not confer upon Optionee any right with respect to continued employment by or with the Corporation and/or any subsidiary of the Corporation, if any, nor shall this Agreement interfere in any way with the right of the Corporation to terminate such employment at any time, subject to any provisions of the Employment Agreement or any other agreement(s), if any, between the Corporation and Optionee, to the contrary. Optionee shall have none of the rights of a stockholder with respect to any or all of the Option Shares under the Option until any or all of such Option Shares shall have been issued to Optionee upon any exercise of the Option. The exercise of all or any part(s) of the Option shall only be effective at such time that the transfer of Option Shares pursuant to such exercise shall not violate any state or federal securities laws or other laws.

3.3	Confidentiality.  Optionee agrees to disclose neither the
contents nor any of the terms and conditions of the Option to any other person or entity, and agrees that such disclosure may result in both immediate termination of the Option without the right to exercise any part thereof and termination of employment of Optionee by and with the Corporation.

3.4	Reservation; Validity of Shares.  From and after the date hereof, the Corporation shall at all times reserve, and hold available for issuance, such number of shares of Common Stock as shall be sufficient to permit the exercise in full of the Option. The Corporation represents, warrants, and covenants that all shares of Common Stock issuable upon the exercise of the Option shall be validly issued, fully paid, and non-assessable, free and clear of any liens (other than liens in favor of Optionee).

3.5	Expenses of Transfer; Payment of Taxes.  The Corporation shall pay any and all transfer taxes that may be imposed with respect to the transfer and delivery of the Exercised Option Shares, unless such transfer taxes are imposed by law upon Optionee, in which case such transfer taxes shall be paid by Optionee. The Corporation shall pay any and all costs and expenses in connection with the transfer and delivery to Optionee of the Option and the Exercised Option Shares.

3.6	Fractional Shares.  The Corporation shall not be required to transfer any fractional share(s) of Common Stock upon exercise of the Option. As to any fractional share(s) of Common Stock which Optionee shall otherwise be entitled to purchase upon such exercise, the Corporation shall pay a cash adjustment in respect of such fractional share(s) in an amount equal to the same fraction of the Exercise Price, which shall be determined in good faith by the Corporation.

3.7	Transferability.  Optionee may not transfer the Option, in whole or in part, to any other person or entity, and any attempted transfer of the Option shall be null and void ab initio.

3.8	Notice(s).  Any notice, request, instruction or other document required by the terms of this Agreement, or deemed by any of the parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by prepaid telex or telecopy or delivered or mailed by certified mail, postage prepaid, with return receipt requested, to the following addresses:

If to the Corporation: 	Alternate Marketing Networks, Inc
				One Ionia, S.W., Suite 520
				Grand Rapids, Michigan 49503

With a copy to:		Greg R. Samuel, Esq.
				Haynes and Boone, LLP
				901 Main Street, Suite 3100
				Dallas, Texas 75202-3789

If to Optionee:		Adil Khan
				c/o Hencie, Inc.
				13155 Noel Road, Suite 1001
				Dallas, Texas 75240

With a copy to:		James C. Mosser, Esq.
				Mosser Mallers PLLC
				17110 Dallas Parkway, Suite 290
				Dallas, Texas 75248

The persons, entities, and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by delivery in accordance with the provisions of this Section 3.8, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section 3.8, such notice shall be conclusively deemed given upon the second business day following deposit thereof in the United States mail. If notice is given by telex or telecopy in accordance with the provisions of this Section 3.8, such notice shall be conclusively deemed given upon receipt.

3.9	Headings.  The headings contained in this Agreement are for
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.10	Binding Effect and Assignment.  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, executors, administrators, legal representatives and permitted assigns.

3.11	Integration.  This Agreement and the attachments hereto
constitute the entire agreement of the parties hereto pertaining to the subject matter hereof and supersede all prior agreements and understandings pertaining to that subject matter, and this Agreement may not be amended, supplemented, or rescinded, except in writing and signed by the authorized representatives of each of the parties hereto.

3.12	Survival.  Termination of this Agreement for any cause shall not affect the transactions previously consummated under this Agreement, nor release any party hereto from any liability, duty, or obligation which at the time of termination has already accrued to any other party hereto or which thereafter may accrue in respect of any act or omission prior to such termination, nor shall any such termination hereof affect in any way the survival of any right, liability, duty, or obligation of the parties hereto which is intended, expressly or impliedly, in accordance with the terms of this Agreement to survive the termination hereof.

3.13	No Third Party Beneficiary, Etc.  Except as otherwise expressly provided for herein, there shall be no third party beneficiary of this Agreement and this Agreement shall not inure to the benefit of, be enforceable by, or create any right or cause of action in any person other than the parties hereto and their heirs, executors, administrators, legal representatives, successors, and permitted assigns. Neither the availability of, nor any limit on, any remedy hereunder shall limit the remedies of any party hereto against third parties.

3.14	Forbearance; Waiver.  Forbearance or failure to pursue any legal or equitable remedy or right available to a party upon default under, or upon a breach of, this Agreement shall not constitute waiver of such right, nor shall any such forbearance, failure or actual waiver imply or constitute waiver of a subsequent default or breach.

3.15	Applicable Law.  This Agreement is made pursuant to, shall be construed under, and shall be conclusively deemed for all purposes to have been executed and delivered under the laws of the State of Delaware without reference to conflicts of laws.

3.16	Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.17	Reformation.  In case any provision hereof shall be invalid, illegal or unenforceable, such provision shall be reformed to best effectuate the intent of the parties and permit enforcement thereof, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

3.18	Time of the Essence.  With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

Remainder of Page Intentionally Left Blank.
Signature Page(s) to Follow.






IN WITNESS WHEREOF, the parties hereto have caused this Non-Qualified Stock Option Agreement to be effective as of the date first above written.


Alternate Marketing Networks, Inc.


By:	/s/ Phillip D. Miller
Name:	Phillip D. Miller
Title: President and Chairman


Optionee


By:	/s/ Adil Khan
Name:	Adil Khan

































































































EXHIBIT A

Exercise Notice

[To be executed only upon exercise of the Option]

	The undersigned registered holder and owner of the Option irrevocably exercises the Option for the purchase of ______ shares of Common Stock and herewith makes payment therefor of $_______ [and/or] by surrendering, pursuant to Section 1.3(c) of this Agreement, _____ shares of Common Stock]]. The undersigned also requests that certificates for the shares of Common Stock hereby purchased, and any securities or other property transferable upon such exercise, be transferred and/or, as applicable, duly registered in the name of, and delivered to, ____________________, and, if such shares of Common Stock shall not include all of the shares of Common Stock transferable under the Option, that a new option with the same terms and provisions of the Option, except that it shall be exercisable only for the balance of the number of shares of Common Stock transferable under the Option, shall be registered and made in the name of, and delivered to, ____________________.


Date:						By:
						Name:


































SCHEDULE 2(b)

Vesting

Except as otherwise provided by this Agreement, the Option may be exercised by Optionee only to the extent that the Option has become vested and shall vest and be exercisable by Optionee in accordance with the vesting provision(s) and schedule(s) as follows:

1.	Vesting Provision(s).  Subject to the vesting schedule(s)
contemplated by paragraph 2 of this Schedule 2(b), the Option shall become immediately and fully vested and exercisable by Optionee:

(a)	if the Market Price (as defined below) is equal to or
greater than $1.50 on the twentieth (20th) Business Day (as defined below) of any twenty (20) consecutive Business Days for which the average Market Price is equal to or greater than $1.50;

(b)	if Optionee shall be terminated or constructively
terminated, in each case without Cause as the Chief Executive Officer of the Corporation and/or any subsidiary of the Corporation, if any;

(c) 	if Optionee shall become Disabled (as defined in the
Employment Agreement); or

(d)	upon a Change of Control (as defined in the Employment
Agreement).

For purposes of this Schedule 2(b), the following terms shall have the meaning(s) ascribed to such terms:

"Business Day" or "Business Days" shall mean a day or days other than a Saturday or Sunday on which trading occurs on the Nasdaq SmallCap Market, OTC Bulletin Board, or Bulletin Board Exchange.

"Market Price" shall mean (i) if shares of Common Stock are then listed, quoted, or admitted to trading on any securities exchange or quotation system, as applicable, and (A) shares of Common Stock have traded during regular trading hours on any Business Day on the principal securities exchange or quotation system on which the Common Stock is listed, quoted, or admitted to trading, the closing price per share of Common Stock on such Business Day or (B) shares of Common Stock have not traded during regular trading hours on any Business Day on the principal securities exchange or quotation system on which the Common Stock is listed, quoted, or admitted to trading, the average of the closing bid and ask price per share of Common Stock on such Business Day and (ii) if shares of Common Stock are not then listed, quoted, or admitted to trading on any securities exchange or quotation system, on any Business Day, $0.00.

2.	Vesting Schedule(s).  Subject to the vesting provision(s)
contemplated by paragraph 1 of this Schedule 2(b), the Option shall become immediately and fully vested and exercisable by Optionee as follows:

On or After 				Cumulative Number of Shares as to
Each of the Following Dates		which the Option is Exercisable

February 14, 2004						  425,000
February 14, 2005						  850,000
February 14, 2006						1,275,000
February 14, 2007						1,700,000